UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2014

CAMPUS CREST COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-34872 (Commission File Number)	27-2481988 (IRS Employer Identification No.)

2100 Rexford Road, Suite 414 Charlotte, North Carolina (Address of principal executive offices)		28211 (Zip Code)

Registrant’s telephone number, including area code: (704) 496-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 2, 2014, Campus Crest Communities, Inc. (the “Company”) issued a press release providing an update on its portfolio leasing status for the 2014/2015 academic year. A copy of the press release is being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 7.01-Regulation FD Disclosure of Form 8-K and is attached hereto as Exhibit 99.1.

On June 3, 2014, members of management of the Company will deliver a presentation at the NAREIT REITWeek Conference in New York, New York. The presentation will include a slide presentation, a copy of which is being furnished to the SEC pursuant to Item 7.01- Regulation FD Disclosure of Form 8-K and is attached hereto as Exhibit 99.2. The Company will also make the presentation available on its website at http://investors.campuscrest.com/.

The information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 and in the presentation attached as Exhibit 99.2 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report and the information in the presentation attached as Exhibit 99.2 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Press release, dated June 2, 2014, issued by Campus Crest Communities, Inc., relating to the Company’s portfolio leasing status for the 2014/2015 academic year

99.2	NAREIT REITWeek Conference Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPUS CREST COMMUNITIES, INC.

Date: June 2, 2014	/s/ Donald L. Bobbitt, Jr.
Donald L. Bobbitt, Jr.
Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description

99.1	Press release, dated June 2, 2014, issued by Campus Crest Communities, Inc., relating to the Company’s portfolio leasing status for the 2014/2015 academic year

99.2	NAREIT REITWeek Conference Presentation.